Exhibit 10.22

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 28, 2017, by and among, OSMOTICA PHARMACEUTICAL CORP., a Delaware corporation (“OPC”), ORBIT BLOCKER I LLC, a Delaware limited liability company (“OBI”), ORBIT BLOCKER II LLC, a Delaware limited liability company (“OBII”), VALKYRIE GROUP HOLDINGS, INC., a Delaware corporation (“Valkyrie” and together with OPC, OBI and OBII, the “Borrowers”), OSMOTICA HOLDINGS US LLC, a Delaware limited liability company (“Holdings”) in its own capacity and as Borrower Representative, CIT BANK, N.A. (“CIT”), as Administrative Agent and the Lenders party hereto (the “Consenting Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Loan Parties, the Administrative Agent, the Lenders from time to time party thereto and the other persons party thereto are parties to that certain Credit Agreement, dated as of February 3, 2016 (as amended by the First Amendment to Credit Agreement, dated as of November 10, 2016 the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”; capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Borrowers have requested that the Required Lenders agree to address certain provisions of the Existing Credit Agreement in certain respects; and

WHEREAS, the Borrowers and Consenting Lenders constituting Required Lenders have so agreed on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.                                      Amendments to Existing Credit Agreement.  The words “(or for the First Fiscal Year after the Closing Date, 120 days)” in Section 5.01(b) of the Existing Credit Agreement are hereby deleted and replaced with the following words: “(or for the first Fiscal Year after the Closing Date, 150 days)”.

2.                                  Conditions.                                  The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)                                 the Administrative Agent (or its counsel) shall have received a counterpart (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that the applicable party has signed a counterpart) of this Amendment signed by (i) Holdings and the Borrowers and (ii) Lenders constituting Required Lenders; and

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(b)                                 the Borrowers shall have paid all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its respective Affiliates (including reasonable and documented out-of-pocket legal fees and expenses) in connection with this Amendment, to the extent invoiced prior to the date hereof.

3.                                      Representations and Warranties.  To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Consenting Lender as follows:

a.                                      The execution, delivery and performance of this Amendment and each document and instrument delivered in connection herewith are within each applicable Borrower’s and Holdings’ corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Borrower and Holdings. This Amendment and each document and instrument delivered in connection herewith to which any Borrower or Holdings is a party have been duly executed and delivered by such Borrower or Holdings, as applicable, and is a legal, valid and binding obligations of such Borrower and Holdings, as applicable, enforceable in accordance with its terms, subject to the Legal Reservations.

b.                                      The execution and delivery of this Amendment and all documents and instruments delivered in connection herewith by each Borrower party thereto and Holdings and the performance by such Borrower and Holdings, as applicable, thereof (i) will not violate (x) any of such Borrower’s and Holdings’ Organizational Documents or (y) any Requirements of Law applicable to such Borrower and Holdings which, in the case of this clause (i)(y) could reasonably be expected to have a Material Adverse Effect and (ii) will not violate or result in a default under any Contractual Obligation of any of the Borrowers and Holdings which in the case of this clause (ii) could reasonably be expected to result in a Material Adverse Effect.

c.                                       On the date hereof, both before and after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of the Loan Parties set forth in the Existing Credit Agreement and the Credit Agreement, as applicable, and the other Loan Documents, is true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) on and as of the date hereof; provided that to the extent that a representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) as of such date or period, as the case may be.

4.                                      No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended or consented to hereby, the Existing Credit Agreement and other Loan Documents

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remain unmodified and in full force and effect.  All references in the Loan Documents to the Existing Credit Agreement shall be deemed to be references to the Existing Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

5.                                      Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 2, this Amendment shall become effective when it shall have been executed by Holdings, the Borrowers, the Borrower Representative and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each such Person, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

6.                                      Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 9.05 of the Credit Agreement, and provided, further, that the Borrowers may not assign or otherwise transfer any of their rights or obligations under this Amendment without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void).

7.                                      Governing Law; Jurisdiction; Consent to Service of Process.

a.                                      THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

b.                                      EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT.  THE PARTIES HERETO AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON

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FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS RETAIN THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT.

c.                                       EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

d.                                      TO THE EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE CREDIT AGREEMENT OR AS INDICATED ON THE APPLICABLE SIGNATURE PAGE ATTACHED HERETO.  EACH PARTY TO THIS AMENDMENT HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE.  NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

8.                                      Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY

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HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9.                                      Severability.  To the extent permitted by law, any provision hereof held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.                               Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

11.                               Reaffirmation.               Each of the Borrowers and Holdings as borrower, debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such Borrower or Holdings grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment) and (ii) to the extent such Borrower or Holdings granted liens on or a security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such grant of security interests and liens and guarantee, as applicable, and confirms and agrees that such security interests, liens and guarantee hereafter secure all of the Obligations as amended hereby. Each of the Borrowers and Holdings hereby consents to this Amendment and acknowledges that, except as amended by this Amendment, each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWERS:

OSMOTICA PHARMACEUTICAL CORP.

By:	/s/ Christopher Klein
Name: Christopher Klein
Title: Secretary

ORBIT BLOCKER I LLC

By:	/s/ Christopher Klein
Name: Christopher Klein
Title: Secretary

ORBIT BLOCKER II LLC

By:	/s/ Christopher Klein
Name: Christopher Klein
Title: Secretary

VALKYRIE GROUP HOLDINGS, INC.

By:	/s/ Christopher Klein
Name: Christopher Klein
Title: Secretary

Second Amendment to Credit Agreement

HOLDINGS:

OSMOTICA HOLDINGS US LLC

By:	/s/ Christopher Klein
Name: Christopher Klein
Title: Secretary

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LENDERS:

CIT BANK, N.A., as a Lender

By:	/s/ Justin Roberts
Name: Justin Roberts
Title: Vice President

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AC AMERICAN FIXED INCOME IV, L.P., as a By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

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ANNALY MML FUNDING LLC, as a Lender

By:	/s/ Christian L. Vanni
Name: Christian L. Vanni
Title: Director

By:	/s/ Christian L. Vanni
Name: Christian L. Vanni
Title: Managing Director

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ARES CENTRE STREET PARTNERSHIP, L.P.
By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

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ARES CREDIT STRATEGIES FUND III, L.P.
By: Ares CSF III Investment Management LLC, as manager

By:	/s/ R. Kipp deVeer
Name: R. Kipp deVeer
Title: Authorized Signatory

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THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By:	/s/ Edward A. Boyle
Name: Edward A. Boyle
Title: Managing Director

By:	/s/ Russ Brightly
Name: Russ Brightly
Title: Director

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Federal Insurance Company
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

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FIFTH THIRD BANK, as a Lender

By:	/s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Authorized Signatory

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IVY HILL MIDDLE MARKET CREDIT FUND VI, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

Second Amendment to Credit Agreement

Monroe Capital MML CLO 2016-1, Ltd. as a Lender

By: Monroe Capital Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Jeff Williams
Name: Jeff Williams
Title: Managing Director

Second Amendment to Credit Agreement

OWL ROCK CAPITAL CORPORATION, as a Lender

By:	/s/ Alan Kirshenbaum
Name: Alan Kirshenbaum
Title: Chief Financial Officer

Second Amendment to Credit Agreement

PACIFIC WESTERN BANK, as a Lender

By:	/s/ Audrey Yen
Name: Audrey Yen
Title: Authorized Signatory

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Siemens Financial Services, Inc., as a Lender

By:	/s/ Annie Schorr
Name: Annie Schorr
Title: Duly Authorized Signatory

By:	/s/ Michael L. Zion
Name: Michael L. Zion
Title: Vice President

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Silicon Valley Bank, as a Lender

By:	/s/ Peter Freyer
Name: Peter Freyer
Title: Managing Director

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Acknowledged:

ADMINISTRATIVE AGENT:

CIT BANK, N.A., as Administrative Agent

By:	/s/ Justin Roberts
Name: Justin Roberts
Title: Vice President

Second Amendment to Credit Agreement